Exhibit 10.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

NEW JERSEY MINING COMPANY

CONVERTIBLE PROMISSORY NOTE

$_________                                                                                             April 14, 2021

                                                                                                               Coeur d'Alene, Idaho

FOR VALUE RECEIVED, NEW JERSEY MINING COMPANY, an Idaho corporation (the "Company") promises to pay to _________________________ ("Investor"), or its registered assigns, in lawful money of the United States of America the principal sum of $__________________________, or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of this Convertible Promissory Note (this "Note") on the outstanding principal amount at a rate equal to EIGHT PERCENT (8%) per annum simple interest, computed on the basis of the actual number of days elapsed and a year of three hundred and sixty-five (365) days. All unpaid principal, together with any then accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earliest of (i) the date that is thirty-six (36) months following the date of the Closing Date (as defined in the Purchase Agreement) (the "Maturity Date"), (ii) the closing of a Corporate Event, or (iii) when, upon the occurrence and during the continuance of an Event of Default, such amounts are declared due and payable by Investor (in accordance with Section 3 hereof) or made automatically due and payable, in each case, in accordance with the terms hereof. This Note is one of the "Notes" issued pursuant to the Purchase Agreement.

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1.PAYMENTS.

(a)Interest. The Company shall make monthly interest only payments in arrears on the first day of each month beginning on the first day of the month following the Closing Date (as defined in the Purchase Agreement).

(b)Voluntary Prepayment. This Note may be prepaid, in whole or in part, without the written consent of the Investor.

2.EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction Documents:

(a)Failure to Pay; Failure to Observe Covenants. The Company shall (i) fail to pay when due any principal payment on the due date hereunder, (ii) fail to pay any interest payment or other payment required under the terms of this Note or any other Transaction Document on the date due, and such payment shall not have been made within five (5) days of the Company's receipt of written notice to the Company of such failure to pay, or (iii) fails to observe or perform any other covenant in the Note or any other Transaction Document due, and such payment or observance shall not have been made within thirty (30) days of the Company's receipt of written notice to the Company of such failure to pay or failure to observe; or

(b)Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(c)Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its subsidiaries, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

3.RIGHTS OF INVESTOR UPON DEFAULT. Upon the occurrence of any Event of Default (other than an Event of Default described in Sections 2(b) or 2(c)) and at any time thereafter during the continuance of such Event of Default, Investor may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence of any Event of Default described in Sections 2(b) and 2(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, Investor may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

4.CONVERSION.

(a)Conversion Upon Election of Investor.  So long as no Corporate Event (as defined below) has occurred, then the Investor may elect to convert the Note into shares of Common Stock at the Conversion Price by providing written notice to the Company no later than the date that is thirty (30) days prior to the Maturity Date.  Upon the election of conversion by the Investor as set forth in this Section 4(a), this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation.

(b)Conversion Upon Corporate Event.  In the event of a Corporate Event, the Investor may elect to convert the Notes into shares of Common Stock at the Conversion Price.  Upon the election of conversion by the Investor as set forth in this Section 4(b), this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation.

(c)"Market Stand-Off" Agreement. Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration (a "Market Stand-Off Agreement"); provided, however, that: (i) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Note) enter into similar agreements; (ii) the Company obtains from persons who hold one percent (1%) or greater of the Company's outstanding capital stock, a lock-up agreement similar to that set forth in this Section 4(d); and (iii) such market stand-off time period shall not exceed one hundred eighty (180) days for the Company's initial public offering, and ninety (90) days for any subsequent public offerings (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto). Investor agrees to provide to the other underwriters of any public offering such further agreements as such underwriter may reasonably request in connection with this Market Stand-Off Agreement, provided that the terms of such agreements are substantially consistent with the provisions of this Section 4(c). In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Common Stock issued or issuable pursuant to the conversion of the shares issued upon conversion of this Note (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

(d)Issuance of Certificate(s) upon Conversion. As soon as practicable after conversion of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to Investor, a certificate or certificates representing the number of fully paid and nonassessable shares of equity securities to which Investor shall be entitled on such conversion. No fractional shares will be issued on conversion of this Note.

(e)Withholding Obligations; Form 1099. Investor authorizes the Company to withhold from Investor, or to demand cash payment from Investor for, any taxes required to be withheld from Investor on the conversion of this Note, or, to reduce or eliminate such withholding, to provide the Company with a fully executed and completed IRS Form W-9. Investor acknowledges that the Company may issue Investor a Form 1099, reporting the interest, to the Internal Revenue Service (even if the interest is converted into stock), in accordance with applicable law and/or regulations.

(f)Termination of Rights. Whether or not this Note has been surrendered for cancellation, all rights with respect to this Note shall terminate upon the issuance of shares of the equity securities upon conversion of this Note. Notwithstanding the foregoing, Investor agrees to surrender this Note to the Company for cancellation as soon as is practicable following conversion of this Note.

(g)Notice of Corporate Event. The Company shall deliver to Investor written notice of a Corporate Event no less than ten (10) days prior to the scheduled closing of such transaction, and such notice shall describe the consideration to be received and other material terms and conditions of the transaction.

5.DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

"Common Stock" shall mean the common stock of the Company.

"Conversion Price" shall mean Thirty-five Cents ($.35) per share of Common Stock.

"Corporate Event" shall mean (a) the merger or consolidation of the Company with or into another entity by means of any transaction or series of related transactions to which the Company is party other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction retain, immediately after such transaction or series of transactions, as a result of shares in the Company held by such holders prior to such transaction, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly- owned subsidiary immediately following such acquisition, its parent); or (b) the dissolution of the Company following a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole (including an exclusive license to a third party of the Company's core technology) by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Company.

"Event of Default" has the meaning given in Section 2 hereof.

"Investor" shall mean the holder of this Note.

"Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding. Notwithstanding the foregoing, the term "Obligations" shall not include any obligations of Company under or with respect to any warrants to purchase Company's capital stock.

"Note" shall mean this convertible promissory note.

"Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

"Purchase Agreement" shall mean the Note Purchase Agreement of even date herewith (as amended, modified or supplemented), by and among the Company, the Investor, and certain other investors.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Transaction Documents" shall mean this Note, each of the other Notes, the Security Instrument (as defined in the Purchase Agreement) and the Purchase Agreement.

6.MISCELLANEOUS.

(a)Successors and Assigns; Transfer of this Note or Securities Issuable on Conversion Hereof.

(i)Subject to the restrictions on transfer described in this Section 6(a), the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(ii)With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with, if requested, a written opinion of Investor's counsel to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

(iii)Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Investor.

(b)Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Investor. Investor acknowledges and agrees that any provision of this Note may also be amended or waived by the written consent of the Company and the Requisite Holders as provided in Section 6.6 of the Purchase Agreement.

(c)Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Purchase Agreement, or at such other address or facsimile number as the Company shall have furnished to Investor in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service of recognized standing or (v) four (4) days after being deposited in the U.S. mail, first class with postage prepaid.

(d)Payment. Unless converted into the Company's equity securities pursuant to the terms hereof, payment shall be made in lawful tender of the United States.

(e)Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

(f)Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the state of Idaho, without regard to its conflicts of law provisions.

(g)Waiver of Jury Trial; Judicial Reference. By acceptance of this Note, Investor hereby agrees and the Company hereby agrees to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note or any of the Transaction Documents.

(h)Security. This Note is given for an actual loan of the above amount and is secured by the Security Instrument, which is a lien upon the property therein described and to which reference is made for a full description of the security granted.

(i)Enforceability of Oral Agreements. UNDER IDAHO LAW, A PROMISE OR COMMITMENT TO LEND MONEY OR TO GRANT OR EXTEND CREDIT IN AN ORIGINAL PRINCIPAL AMOUNT OF FIFTY THOUSAND DOLLARS ($50,000.00) OR MORE, MADE BY A PERSON OR ENTITY ENGAGED IN THE BUSINESS OF LENDING MONEY OR EXTENDING CREDIT, MUST BE IN WRITING AND SIGNED BY THE LENDER TO BE ENFORCEABLE.

[Signature Page Follows]

The Company has caused this Note to be issued as of the date first written above.

NEW JERSEY MINING COMPANY

an Idaho corporation

By: _____________________________

Name: John Swallow

Title: President and CEO